APPENDIX B

                            LB Series Fund, Inc.

                               Prospectus

                              April 30, 2003

                          World Growth Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

                             Table of Contents
                                                                PAGE

            World Growth Portfolio.............................

            Fees and Expenses of the Portfolio.................

            Management.........................................
                Investment Adviser.............................
                Investment Subadvisers.........................
                Advisory Fees..................................
                Personal Securities Investments................

            The Separate Accounts And The Retirement Plans.....

            Pricing of Fund Shares.............................

            Tax Matters........................................

            Other Securities And Investment Practices..........

            Financial Highlights...............................

World Growth Portfolio

Investment Objective

The investment objective of the World Growth Portfolio is to achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of established, non-U.S. companies.

Principal Strategies
The World Growth Portfolio seeks to achieve its objective by investing substantially all of its assets in stocks outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Normally, at least 80% of the Portfolio's net assets (plus the amount of any borrowing for investment purposes) will be invested in stocks.

Stock selection reflects a growth style. While stocks may be purchased without regard to a company's market capitalization, the focus typically will be on large and, to a lesser extent, medium-sized, companies. In determining the appropriate distribution of investments among various countries and geographic regions, T. Rowe Price International, Inc. ("Price International"), the
Portfolio's subadviser, employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. Price International seeks to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence its allocations among large-, mid-, or small-cap shares.

While Price International invests with an awareness of the global economic backdrop and its outlook for industry sectors and individual countries, bottom-up stock selection is the focus of its decision-making. Country allocation is driven largely by stock selection, though the sub-adviser may limit investments in markets that appear to have poor overall prospects.

In selecting stocks, Price International generally favors companies with one or more of the following characteristics:

o Leading market position
o Attractive business niche
o Strong franchise or natural monopoly
o Technological leadership or proprietary advantages
o Seasoned management
o Earnings growth and cash flow sufficient to support growing dividends
o Healthy balance sheet with relatively low debt

In pursuing the Portfolio's  investment  objective,  Price International has the discretion to purchase some  securities  that do not meet its normal  investment criteria, as described above, when it perceives an unusual opportunity for gain.
These  special  situations  might  arise  when  Price  International  believes a security could increase in value for a variety of reasons  including a change in management,  an extraordinary  corporate event, or a temporary  imbalance in the supply of or demand for the securities.

While the World Growth Portfolio invests primarily in common stocks, to a lesser extent it may also purchase other instruments and securities, including foreign currency and foreign currency exchange contracts, futures and options, in keeping with the Portfolio's objective.

The World Growth Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.

Principal Risks

The World Growth Portfolio's principal risks are the general risks of stock investing. They include the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling.
The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues, and if a company's earnings or revenues fall short of expectations, its stock price may fall dramatically.

Stocks of non-U.S. companies in which the World Growth Portfolio invests generally carry more risk than stocks of U.S. companies. One of the most important is currency risk. This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the World Growth
Portfolio's holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged.

The economies and financial markets of certain regions - such as Latin America,
Asia, Europe and the Mediterranean region - can be highly interdependent and may decline all at the same time. Other risks result from the varying stages of economic and political development of foreign countries, the differing regulatory environments, trading days, and accounting standards of non-U.S.
markets, and higher transaction costs. The World Growth Portfolio's investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes which would have an adverse effect on security prices and impair the World Growth Portfolio's ability to repatriate capital or income. These risks are usually greater in emerging markets. To the extent the
Portfolio invests in emerging markets, it is subject to the abrupt and severe price declines these holdings can experience.

The economic and political structure of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. The
Portfolio's performance will likely be negatively affected by its exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause the Portfolio's share price to decline.

To the extent the Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

For these and other reasons, the World Growth Portfolio may underperform other stock funds (such as U.S. stock funds) when international stocks are out of favor.

The success of the Portfolio's investment strategy depends significantly on
Price International's skill in assessing the potential of the securities in which the Portfolio invests. Shares of the World Growth Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the
Portfolio. The World Growth Portfolio cannot be certain that it will achieve its objective.

Defining Terms

Fundamental investment analysis
Fundamental investment analysis generally involves assessing a company's or security's value based on factors such as sales, assets, markets, management, products and services, earnings, and financial structure.

Volatility and Performance

The bar chart and table shown below provide an indication of the risks of investing in the World Growth Portfolio by showing changes in the
Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for a one-year period, a five-year period and since inception compared to a broad-based securities market index.

The bar chart and table  include  the  effects of  Portfolio  expenses,  but not charges or deductions against your variable  contract,  and assume that you sold your investment at the end of the period. Because shares of the Portfolio may be purchased only through variable life insurance and variable  annuity  contracts, you should carefully review the variable contract  prospectus for information on applicable  charges and  expenses.  If the charges and  deductions  against your variable contract were included, returns would be lower than those shown.

How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The World Growth Portfolio commenced operations on January 18, 1996.

                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN

1997    1998    1999    2000      2001     2002
-----  ------  ------  -------  -------  -------
2.81%  16.75%  34.13%  -16.12%  -21.03%  -17.43%

Best Quarter:   Q4 '99  +24.47%
Worst Quarter:  Q3 '02  -21.52%

            AVERAGE ANNUAL TOTAL RETURNS
         (Periods ending December 31, 2002)

                                             Since
                                           Inception
                       1 Year    5 Years   (1/18/96)
World Growth Portfolio -17.43%   -3.05%     -0.41%
----------------------------------------------------
MSCI EAFE Index        -15.94%   -2.89%      2.06%
----------------------------------------------------

The MSCI EAFE Index is an unmanaged market capitalization-weighted equity Index composed of a sample of companies representative of the market structure in 20 countries. Constituent stocks are selected on the basis of industry representation, liquidity and sufficient float.

Fees and Expenses of the Portfolio

Like any investor, you pay certain fees and expenses related to your investments. Annual Portfolio and operating expenses are paid from Portfolio assets so they directly impact the share price. The following tables describe the fees and expenses that you may pay if you buy and hold shares of the
Portfolio. Note that the expenses shown in the tables are only at the Portfolio level. If you own a variable annuity or variable life contract, you will incur additional expenses at the variable account level such as a mortality and expense risk charge. Please refer to the appropriate variable account prospectus for more information on fees and expenses associated with variable products.

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases  N/A
-----------------------------------------------------
Maximum Deferred Sales Charge (Load)              N/A
-----------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends                                         N/A
-----------------------------------------------------
Redemption Fee                                    N/A
-----------------------------------------------------
Exchange Fee                                      N/A
-----------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                 0.85%
-----------------------------------------------------
Other Expenses                                  0.10%
-----------------------------------------------------
Total Portfolio Annual Expenses                 0.95%
-----------------------------------------------------

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1        3        5       10
                         Year    Years    Years    Years
---------------------------------------------------------
World Growth Portfolio    $97    $303     $525     $1,166
---------------------------------------------------------

Management

INVESTMENT ADVISER Thrivent Financial for Lutherans ("Thrivent Financial"),  625
Fourth Avenue South, Minneapolis,  Minnesota 55415, serves as investment adviser for each of the  Portfolios  of LB  Series  Fund,  Inc  ("the  Fund").  Thrivent
Financial and its affiliates have been in the investment advisory business since
1986 and managed  approximately $57.2 billion in assets as of December 31, 2002, including approximately $10.7 billion in mutual fund assets.

For the World  Growth  Portfolio,  Thrivent  Financial  establishes  the overall investment  strategy  and  evaluates,  selects  and  recommends,  subject to the approval  of the Board of  Directors  of the Fund,  one or more  subadvisers  to manage  the  investments  of the  Portfolio.  It also  allocates  assets  to the
subadviser,   monitors  the  performance,   security   holdings  and  investment
strategies of the subadviser and, when appropriate, researches any potential new subadviser for the Portfolio.  Thrivent Financial has ultimate responsibility to oversee the subadviser and recommend their hiring, termination and replacement.

Thrivent Financial and the Fund have received an exemptive order from the
Securities and Exchange Commission ("SEC") that permits Thrivent Financial and the Fund, with the approval of the Fund's Board of Directors, to retain a subadviser for the Portfolio, or subsequently change the subadviser, without submitting the investment subadvisory agreement, or material amendments to the agreement, to a vote of the shareholders of the Portfolio. Thrivent Financial will notify variable contract owners in the event that it adds a subadviser or changes the identity of the subadviser of the Portfolio.

INVESTMENT SUBADVISER

Thrivent Financial has engaged Price International, 100 East Pratt Street,
Baltimore, Maryland 21202, as investment subadviser for the World Growth
Portfolio. Price International is one of the world's largest international mutual fund asset managers with the U.S. equivalent of about $18.0 billion under management as of December 31, 2002 in its offices in Baltimore, London,
Tokyo, Singapore, Paris, Hong Kong, and Buenos Aires. Price International has
an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program.

ADVISORY FEES

Thrivent Financial  receives an investment  management fee for the World Growth
Portfolio.  The fee is a daily charge equal to the annual rate of a percentage of average  daily net assets of the  Portfolio.  The advisory fee paid by the
World Growth Portfolio for 2002 as an annualized percentage of average net assets was .85%.

PERSONAL SECURITIES INVESTMENTS

Personnel of Thrivent Financial and Price International may invest in securities for their own account pursuant to codes of ethics that establish  procedures for personal investing and restrict certain transactions. Transactions in securities that  may be held  by the  Funds  are  permitted,  subject  to  compliance  with applicable provisions under their respective codes of ethics.

The Separate Accounts And The Retirement Plans

Shares in the Fund are currently sold, without sales charges, only to:

 o Separate accounts of Thrivent Financial and Thrivent Life Insurance Company
   ("Thrivent Life"), which are used to fund benefits of variable life insurance and variable annuity contracts (each a "variable contract") issued by
   Thrivent Financial and Thrivent Life; and

 o Retirement plans sponsored by Thrivent Financial.

A Prospectus for the variable contract describes how the premiums and the assets relating to the variable contract may be allocated among one or more of the subaccounts that correspond to the Portfolios of the Fund. Participants in the retirement plans should consult retirement plan documents for information on how to invest.

As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable contract owners and the interest of plan participants with respect to their investments in the
Fund. The Fund's Board of Directors will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.

Pricing of Fund Shares

The Portfolio determines its net asset value ("NAV") on each day the New York
Stock Exchange ("NYSE") is open for business, or any other day as required under the rules of the Securities and Exchange Commission. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents
Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day
and Christmas Day. The calculation normally is made as of the close of regular trading of the NYSE (currently 4:00 p.m. Eastern time) after the Portfolio has declared any applicable dividends. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the value of the
Portfolio's investment in foreign securities changes on days when you are not able to purchase or redeem shares.

The World Growth Portfolio determines its NAV by adding the value of Portfolio assets, subtracting the Portfolio's liabilities, and dividing the result by the number of outstanding shares. The NAV for the Portfolio varies with the value of its investments. The Portfolio values its securities using market quotations, other than short-term debt securities maturing in less than 60 days, which are valued using amortized costs, and securities for which market quotations are not readily available, which are valued at fair value.

The Fund has authorized Thrivent Financial and one or more other entities to accept orders from participants in the retirement plans. The separate accounts and the retirement plans each place an order to buy or sell shares of the
Portfolio each business day. The amount of the order is based on the aggregate instructions from owners of the variable annuity contracts or the participants in the retirement plans. Orders placed before the close of the
NYSE on a given day by the separate accounts, the retirement plans, or participants in the retirement plans result in share purchases and redemptions at the NAV calculated as of the close of the NYSE that day.

Tax Matters

Since you do not own shares of the Fund directly, any transaction relating to either your variable contract or retirement plan results in tax consequences at that level. Please refer to the tax discussion the in applicable account prospectus or your retirement plan documents for more information.

Under existing tax law, dividends or capital gains distributions from the
Portfolio are not currently taxable to holders of variable annuity contracts when left to accumulate within a variable contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59.

Other Securities And Investment Practices

The principal investment strategies and risk factors of the Portfolio are outlined beginning on page B-3. The Portfolio may also invest in other securities and engage in other practices. Below are brief discussions of some of these securities, other practices in which the Portfolio may engage, and their associated risks.

Repurchase Agreements. The Portfolio may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Portfolio could lose money.

When-Issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year. In addition, no income will be earned on these securities until they are actually delivered.

Zero Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio that has purchased the security and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may require the Portfolio to liquidate securities at a disadvantageous time.

Industry Exposure. The Portfolio may invest up to (but not more than) 25% of its assets in the securities of a single industry. To the extent that the
Portfolio invests in a particular industry, it will be exposed to the unique risks associated with that industry. As of the date of this Prospectus, the Portfolio did not hold securities of any company primarily engaged in the alcohol, gaming, or tobacco industries. The Portfolio is not prohibited from investing in these industries, however, and may hold such securities from time to time in the future.

Foreign Securities. The Portfolio may invest in foreign securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The Portfolio may use foreign currencies and related instruments to hedge its foreign investments.

Foreign securities also may be more difficult to resell than comparable U.S.
securities because the markets for foreign securities are less efficient. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

International Exposure. The Portfolio may have some international exposure in its investments. Many U.S. companies in which the Portfolio may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S.
dollar. These factors, taken as a whole, could adversely affect the price of
Portfolio shares.

Emerging Markets Exposure. The Portfolio may have some emerging markets exposure. Emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

Restricted And Illiquid Securities. The Portfolio may invest to a limited extent in restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions. The markets for these securities are still developing and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the Portfolio's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Portfolio may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Portfolio) may have a subjective element.

Securities Lending. The Portfolio may seek additional income by lending securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the Portfolio could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Portfolio could lose money.

Derivatives. The Portfolio may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. The Portfolio may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. The
Portfolio may also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the Portfolio's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Portfolio. In addition, suitable derivative investments for hedging or speculative purposes may not be available.

High-Yield Bonds. The Portfolio may invest in high-yield bonds. High-yield bonds are debt securities rated below BBB by S&P or Baa by Moody's. To the extent that the Portfolio invests in high-yield bonds, it takes on certain risks:

o The risk of a bond's issuer defaulting on principal or interest payments is greater than on higher quality bonds.

o Issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

Bonds. The value of any bonds held by the Portfolio is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, possibly causing a loss for the Portfolio.

Short-Term Trading. The investment strategy for the Portfolio at times may include short-term trading. While the Portfolio ordinarily does not trade securities for short-term profits, it will sell any security at any time it believes best, which may result in short-term trading. Short-term trading can increase the Portfolio's transaction costs.

Initial Public Offering. The Portfolio may engage in initial public offerings
(IPOs) of securities. IPOs issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Thus, when the Portfolio's size is smaller, any gains from IPOs will have an exaggerated impact on the
Portfolio's reported performance than when the Portfolio is larger. Attractive
IPOs are often oversubscribed and may not be available to the Portfolio, or only in very limited quantities. There can be no assurance that a Portfolio will have favorable IPO investment opportunities.

Securities Ratings. When fixed-income securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine bond quality. Investment grade bonds are those that are rated within or above the
BBB major rating category by S&P or the Baa major rating category by Moody's, or unrated but considered of equivalent quality by the Portfolio's adviser.
High-yield bonds are below investment grade bonds in terms of quality.

In cases where a bond is rated in conflicting categories by different rating agencies, the Portfolio may choose to follow the higher rating. If a bond is unrated, the Portfolio may assign it to a given category based on its own credit research. If a rating agency downgrades a security, the Portfolio will determine whether to hold or sell the security, depending on all of the facts and circumstances at that time.

Defensive Investing. In response to market, economic, political, or other conditions, the Portfolio may invest without limitation in cash, preferred stocks, or investment-grade debt securities for temporary defensive purposes.
If the Portfolio does this, different factors could affect the Portfolio's performance and it may not achieve its investment objective.

Financial Highlights

The financial highlights table for the Portfolio is intended to help you understand the Portfolio's financial performance for the past five years or, if shorter, the period of the Portfolio's operations. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). All per share amounts have been rounded to the nearest cent.
The returns do not reflect any charges that would normally occur at the separate account level. This information has been audited by
PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, are included in the Annual Report for the fiscal year ended December 31, 2002, which is available upon request.

                                                                   World Growth Portfolio
---------------------------------------------------------------------------------------------------------
                                                      Year       Year       Year       Year       Year
                                                     Ended      Ended      Ended      Ended      Ended
For a share outstanding throughout each period (a) 12/31/2002 12/31/2001 12/31/2000 12/31/1999 12/31/1998
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $10.02     $13.83     $16.93    $12.67     $11.12

Income from Investment Operations:
Net investment income/(loss)                            0.10       0.07       0.06      0.11       0.12
Net realized and unrealized gain/(loss) on
 investments (b)                                       (1.85)     (2.81)     (2.73)     4.21       1.74
Total from Investment Operations                       (1.75)     (2.74)     (2.67)     4.32       1.86

Less Distributions from:
Net investment income                                  (0.04)     (0.05)         -     (0.06)     (0.21)
Net realized gains on investments                          -      (1.02)     (0.43)        -      (0.10)
Total Distributions                                    (0.04)     (1.07)     (0.43)    (0.06)     (0.31)
Net Asset Value, End of period                         $8.23     $10.02     $13.83    $16.93     $12.67

Total return (c)                                    (17.43)%   (21.03)%   (16.12)%    34.13%     16.75%
Net assets, end of period (in millions)               $323.3     $440.0     $561.3    $550.1     $369.7
Ratio of expenses to average net assets (d)            0.85%      0.85%      0.85%     0.85%      0.85%
Ratio of net investment income/(loss) to average
 net assets (d)                                        1.08%      0.68%      0.44%     0.89%      1.04%
Portfolio turnover rate                                  20%        30%        38%       23%        19%

If the adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d,e)          0.95%
Ratio of net investment income/(loss) to average
 net assets (d,e)                                      0.98%

(a) All per share amounts have been rounded to the nearest cent.
(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
(d) Computed on an annualized basis for periods less than one year.
(e) Prior period ratios not calculated due to a contractual arrangement between the Portfolios and the Advisor to reimburse all expenses in excess of Advisory fees.

The Statement of Additional Information which is incorporated by reference into this Prospectus contains additional information about the Fund and its
Portfolios. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports for variable products.
In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of each of the Portfolios during their last fiscal year. You may request a free copy of the Statement of Additional Information, the annual report, or the semi-annual report, or you may make additional requests or inquiries by calling 1-800-847-4836. You also may review and copy information about the Portfolios (including the Statement of Additional Information) at the
Public Reference Room of the Securities and Exchange Commission in Washington,
DC. You may get more information about the Public Reference Room by calling
1-202-942-8090. You also may get information about the Portfolios on the EDGAR database at the SEC web site (www.sec.gov) and copies of the information may be obtained, upon payment of a duplicating fee, by writing the Public Reference
Section of the SEC, Washington, DC 20549-6009, or by sending an e-mail to:
publicinfo@sec.gov.

1940 Act File No. 811-4603